UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2011
MannKind Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50865	13-3607736
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

28903 North Avenue Paine Valencia, California (Address of principal executive offices)	91355 (Zip Code)
Registrant’s telephone number, including area code: (661) 775-5300
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)     At our 2011 Annual Meeting of Stockholders held on June 2, 2011 (the “Annual Meeting”), our stockholders approved an amendment to our 2004 Equity Incentive Plan (the “Plan”) to increase the maximum number of shares of common stock authorized for issuance under the Plan from 19,000,000 shares to 25,000,000 shares and re-approved the Plan for purposes of Section 162(m) of the U.S. Internal Revenue Code.
A more detailed summary of the material features of the Plan is set forth in our definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 22, 2011 (the “Proxy Statement”). The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Proxy Statement and the full text of the Plan, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes with respect to each matter.
•	Our stockholders elected each of the nine individuals nominated by our Board of Directors to serve as directors until the next annual meeting of stockholders. The tabulation of votes in the election was as follows:

	Shares	Shares	Broker
Nominee	Voted For	Withheld	Non-Votes
Alfred E. Mann	43,528,084	979,299	72,990,393
Hakan S. Edstrom	43,393,269	1,114,114	72,990,393
Abraham E. Cohen	41,463,866	3,043,517	72,990,393
Ronald Consiglio	43,380,788	1,126,595	72,990,393
Michael Friedman	41,409,701	3,097,682	72,990,393
Kent Kresa	41,456,742	3,050,641	72,990,393
David H. MacCallum	43,415,755	1,091,628	72,990,393
Henry L. Nordhoff	43,408,751	1,098,632	72,990,393
James S. Shannon	41,671,752	2,835,631	72,990,393
•	Our stockholders approved an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 shares to 250,000,000 shares. The tabulation of votes on this matter was as follows: shares voted for: 98,854,315; shares voted against: 18,273,556; shares abstaining: 369,903; and broker non-votes: 2.

•	Our stockholders approved an amendment to the Plan. The tabulation of votes on this matter was as follows: shares voted for: 37,069,083; shares voted against: 7,306,560; shares abstaining: 131,739; and broker non-votes: 72,990,394.

•	Our stockholders approved, on an advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement. The tabulation of votes on this matter was as follows: shares voted for: 42,768,514; shares voted against: 1,498,819; shares abstaining: 240,050; and broker non-votes: 72,990,393.

•	The stockholders indicated, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our named executive officers. The tabulation of votes on this matter was as follows: shares voted for one year: 42,705,031; shares voted for two years: 285,020; shares voted for three years: 1,317,000; shares abstaining: 200,333; and broker non-votes: 72,990,392.

•	Our stockholders ratified the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011. The tabulation of votes on this matter was as follows: shares voted for: 116,420,789; shares voted against: 636,007; shares abstaining: 440,980; and broker non-votes: 0.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is filed herewith:
99.1	2004 Equity Incentive Plan, as amended.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANNKIND CORPORATION
By:	/s/ David Thomson, Ph.D., J.D.
	Name:	David Thomson, Ph.D., J.D.
	Title:	Corporate Vice President, General Counsel and Secretary

Dated: June 8, 2011